SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2000
                                  ------------

                       FIRST NIAGARA FINACIAL GROUP, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      0-23975                    16-1545669
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(State or Other Jurisdiction  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York       14095-0514
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (716) 625-7500
                                                              --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.       Acquisition or Disposition of Assets.
              ------------------------------------

         On July 7, 2000, First Niagara Financial Group, Inc. completed its acquisition of CNY Financial Corporation ("CNY") and its wholly-owned subsidiary, Cortland Savings Bank. As part of the acquisition, CNY's stockholders received $18.75 per share for each share of CNY's common stock issued and outstanding. The transaction was accounted for using the purchase method.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

         The financial statements and pro forma information required to be filed by this Item are not available at this time. Such information will be filed as an amendment to this Current Report on Form 8-K when the information becomes available; however, in no event will such information be filed any later than 60 days from the last date on which this Form 8-K was required to be filed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.



DATE: July 21, 2000                         By:    \s\ Paul J. Kolkmeyer
                                                   ---------------------
                                                   Paul J. Kolkmeyer
                                                   Executive Vice President
                                                   and Chief Operating Officer


































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                                                   EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         None




















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